Shareholders' Equity	12 Months Ended
Dec. 31, 2018
Stockholders' Equity Note [Abstract]
Shareholders' Equity	Shareholders' Equity
During 2018, 2017, and 2016, we repurchased $4.15 billion, $359.8 million and $540.1 million, respectively, of shares associated with our share repurchase programs. A payment of $60.0 million was made in 2016 for shares repurchased in 2017.
During 2018, we repurchased $2.05 billion of shares, which completed the $5.00 billion share repurchase program announced in October 2013 and our board authorized an $8.00 billion share repurchase program.
There were $2.10 billion repurchased under the $8.00 billion program in 2018. As of December 31, 2018, there were $5.90 billion of shares remaining under the 2018 program.
We have 5.0 million authorized shares of preferred stock. As of December 31, 2018 and 2017, no preferred stock was issued.
We have an employee benefit trust that held 50.0 million shares of our common stock at both December 31, 2018 and 2017, to provide a source of funds to assist us in meeting our obligations under various employee benefit plans. The cost basis of the shares held in the trust was $3.01 billion at both December 31, 2018 and 2017, and is shown as a reduction of shareholders’ equity. Any dividend transactions between us and the trust are eliminated. Stock held by the trust is not considered outstanding in the computation of EPS. The assets of the trust were not used to fund any of our obligations under these employee benefit plans during the years ended December 31, 2018, 2017, and 2016.